FIRST AMENDMENT TO PROPERTY PURCHASE AGREEMENT

and

ESCROW INSTRUCTIONS

        THIS FIRST AMENDMENT TO PROPERTY PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS (hereinafter referred to as this “Amendment”) is dated and made effective as of May 15, 2002 and is made and entered into by and between COAST HOTELS AND CASINOS, INC., a Nevada corporation (“BUYER”), SOUTH LAS VEGAS, LLC, a Delaware limited-liability company (“SELLER”) and GREENPARK GROUP, LLC, a Delaware limited-liability company (“GREENPARK”).

W I T N E S S E T H:

        WHEREAS, BUYER, SELLER and GREENPARK are parties to a document entitled “Property Purchase Agreement and Escrow Instructions” dated and made effective as of October 26, 2001 relative to real property located in the Northeast Quarter (NE 1/4) of Section 29, Township 22 South, Range 61 East, M.D.B. & M in Clark County, Nevada, which document is herein referred to as the “Agreement”; and

        WHEREAS, BUYER, SELLER and GREENPARK desire to amend the Agreement as provided herein,

        NOW, THEREFORE, in consideration of the agreements set forth below and the forebearances occasioned by the execution of this Amendment, the parties hereto agree as follows:

    1.        The date “February 1, 2002” in Paragraph 12 of the Agreement is hereby amended to read “May 28, 2002".

    2.        The date “December 31, 2002", in two (2) locations in Paragraph 12 of the Agreement is hereby amended in each instance to read “April 25, 2003".

    3.        The phrase “1.5 megawatts” in Paragraph 6 of Exhibit “B” to the Agreement is hereby corrected to read “15 megawatts”.

    4.        BUYER, SELLER and GREENPARK hereby ratify, reaffirm and confirm the Agreement as amended hereby, and GREENPARK acknowledges and agrees to its continuing guarantee of the obligations of SELLER under the Agreement as amended hereby, which guarantee is forth in Paragraph 21 of the Agreement.

    5.        A party’s agreement to this Amendment shall not be deemed, construed or interpreted to be an express or implied agreement by that party to any future waiver of a requirement for the timely performance of a duty or obligation of any other party under the Agreement as amended hereby. To be effective, any such waiver must be in writing and signed by the waiving party.

    6.        This Amendment may be executed in counterparts, and a set of counterparts containing the signatures of BUYER, SELLER and GREENPARK shall have the same effect as a single document executed by BUYER, SELLER and GREENPARK. A facsimile of the signature of a person or party shall have the same force and effect as an original signature of that person or party.

    7.        The preparation, delivery and/or partial execution of this Amendment shall have no force or effect whatsoever, and this Amendment shall become effective onl

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y upon its having been executed by all parties for whom signature space is provided below.

        EXECUTED to be effective as of the day and year first above written.

"SELLER"		"BUYER"
SOUTH LAS VEGAS, LLC, a Delaware limited liability company		COAST HOTELS AND CASINOS, INC., a Nevada corporation
By	/s/ PETER J. KIESECKER	By	/s/ HARLAN D. BRAATEN
	PETER J. KIESECKER President		HARLAN D. BRAATEN President
By	/s/ J. RANDY WHEELER
J. RANDY WHEELER Senior Vice President
"GREENPARK"
GREENPARK GROUP, LLC, a Delaware limited-liability company
By	/s/ PETER J. KIESECKER
PETER J. KIESECKER C.E.O.
By	/s/ J. RANDY WHEELER
J. RANDY WHEELER C.O.O.